[GRAPHIC OMITTED]

GLOBAL GROWTH

                                                 [PHOTO OF MARC GABELLI OMITTED]
                                                                 MARC J. GABELLI

ANNUAL REPORT - DECEMBER 31, 1999
THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND

--------------------------------------------------------------------------------
                           [GRAPHIC OMITTED--5 STARS]
--------------------------------------------------------------------------------
                Morningstar Rated(TM) Gabelli Global Interactive
                Couch Potato(R)Fund #5 stars overall and for the
                   three-year period ended 12/31/99 among 3469
              domestic equity funds, and for the five-year period
                ended 12/31/99 among 2180 domestic equity funds.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 #1 Global Fund!
--------------------------------------------------------------------------------
                        Lipper Inc. ranked Gabelli Global
                   Interactive Couch Potato(R) Fund #1 for the
                   three and five-year periods ended 12/31/99
                  among 170 and 101 global funds, respectively.
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS,

      Multimedia stocks excelled in 1999. Virtually all of the sub-sectors of this broadly defined group--telecommunications, cable television, cable networks, broadcasting, publishing, and entertainment software--performed exceptionally well. This was a global phenomenon, with portfolio holdings from almost every region and nation contributing to the Fund's returns.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 1999, The Gabelli Global Interactive Couch Potato Fund's (the "Fund") total return was a superb 47.36%. The Lipper Global Fund Average and Morgan Stanley Capital International World Free Index of global equity markets had total returns of 23.79% and 17.35%, respectively, over the same period. The Morgan Stanley World Free Index is an unmanaged

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Lipper Inc. ranked The Gabelli Global Interactive Couch Potato(R) Fund 7 among 256 global funds for the one year period ended December 31, 1999. Lipper rankings are based upon one, three and five-year total returns at NAV.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------

                                                                              Quarter
                                                      -------------------------------------------------------
                                                        1st            2nd             3rd             4th                 Year
                                                        ---            ---             ---             ---                 ----
1999:      Net Asset Value .........................  $20.33          $23.52          $24.91           $35.17              $35.17
           Total Return ............................   19.7%           15.7%            5.9%            47.4%              116.1%
------------------------------------------------------------------------------------------------------------------------------------
1998:      Net Asset Value .........................  $16.45          $17.39          $15.17           $16.99              $16.99
           Total Return ............................   15.2%            5.7%          (12.8)%           21.4%               28.9%
------------------------------------------------------------------------------------------------------------------------------------
1997:      Net Asset Value .........................  $11.79          $13.72          $15.02           $14.28              $14.28
           Total Return ............................    0.3%           16.4%            9.5%            10.9%               41.7%
------------------------------------------------------------------------------------------------------------------------------------
1996:      Net Asset Value .........................  $12.57          $13.40          $13.22           $11.75              $11.75
           Total Return ............................    7.3%            6.6%           (1.3)%           (0.3)%              12.5%
------------------------------------------------------------------------------------------------------------------------------------
1995:      Net Asset Value .........................  $10.62          $11.28          $12.30           $11.72              $11.72
           Total Return ............................    3.6%            6.2%            9.0%            (1.8)%              17.9%
------------------------------------------------------------------------------------------------------------------------------------
1994:      Net Asset Value .........................   $9.90           $9.97          $10.54           $10.25              $10.25
           Total Return ............................   (1.0)%(b)        0.7%            5.7%            (2.8)%               2.5%(b)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Average Annual Returns - December 31, 1999 (a)
                 ----------------------------------------------
1 Year ................................................................ 116.06%
5 Year ................................................................  39.25%
Life of Fund (b) ......................................................  32.94%
--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date               Rate Per Share               Reinvestment Price
-----------------               --------------               ------------------
December 27, 1999                   $1.465                          $33.50
December 28, 1998                   $1.385                          $16.56
December 31, 1997                   $2.370                          $14.28
December 31, 1996                   $1.436                          $11.75
December 29, 1995                   $0.363                          $11.72

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 7, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up an impressive 116.06% for 1999. The Lipper Global Fund Average and Morgan Stanley World Free Index rose 36.08% and 26.82%, respectively, over the same twelve-month period.

      For the five-year period ended December 31, 1999, the Fund's total return averaged 39.25% annually versus average annual total returns of 19.24% and 19.19% for the Lipper Global Fund Average and Morgan Stanley World Free Index, respectively. Since inception on February 7, 1994 through December 31, 1999, the Fund had a cumulative total return of 436.60%, which equates to an average annual total return of 32.94%.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
              THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND,
     THE LIPPER GLOBAL FUND AVERAGE AND THE MORGAN STANLEY WORLD FREE INDEX

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

                 GABELLI GLOBAL      LIPPER GLOBAL     MORGAN STANLEY WORLD
                   GROWTH FUND        FUND AVERAGE          FREE INDEX
                 --------------      -------------     --------------------
2/7/94              $10,000             $10,000               $10,000

12/94                10,250               9,835                 9,849

12/95                12,080              11,214                11,766

12/96                13,590              13,042                13,319

12/97                19,257              14,743                15,316

12/98                24,828              16,857                18,681

12/99                53,643              21,000                24,000

                                     ACTUAL 22,939         ACTUAL 23,691

*PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/99

   [The following table was depicted as a pie chart in the printed material.]

Europe                        27.8%
Japan                         26.1%
Canada                         4.1%
Asian/Pacific Rim              3.0%
Latin America                  0.2%
United States                 38.8%

THE COUCH POTATO SPROUTS TO GLOBAL GROWTH

      The Fund's primary objective is capital appreciation achieved through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth.

      We strive to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, we look for solid franchises, ideally with unique copyrights that can add to overall value creation. And lastly, we like growth and therefore look to businesses involved in the ever-evolving communication revolution. Looking forward, we continue to believe that the dominant companies of tomorrow will be conducting a major portion of their business via the Internet within the next five years. In anticipation of this period of revolutionary change, we have changed the name of the Fund from The Gabelli Global Interactive Couch Potato(R) Fund to The Gabelli Global Growth Fund.

      Our vision, as well as your vision and commitment as an investor, have been grandly rewarded. Investors continued to enjoy excellent investment returns this year, as the interactive revolution maintained its strength. We formed the Fund in 1994, believing that we were entering a period of accelerated growth globally. The investment objective of the Fund will remain the same, and while we are saddened to bid farewell to the original name, keep in mind that it is only a name.

COMMENTARY

WHAT A YEAR

      In 1999, multimedia stocks skyrocketed. Every industry group sector in our portfolio performed well. Our portfolio batting average, (the number of portfolio holdings closing the year with positive returns/total portfolio holdings at year-end), exceeded .800--a new record for the Fund. More than 20% of the securities held for the full year more than doubled, and nearly 35% had gains exceeding 50%. We did a solid job picking stocks. However, we must also credit widespread investor recognition of the exceptional prospects for multimedia businesses worldwide for our success.

      Wireless communications companies stood out during a year in which virtually every multimedia industry sector contributed to returns. Why did investors "discover" wireless in 1999? The development of seamless national networks, better transmission and handset technology, and significantly lower costs to consumers combined to alert investors to the enormous growth potential of wireless. We now have Internet access through cellular telephones. In the future, we will be able to link our personal computers to the Internet via wireless systems. Ultimately, the "Wireless World" may be even bigger than the "Wired World" envisioned by Microsoft co-founder and venture capitalist Paul Allen.

      After several relatively disappointing years, broadcast and publishing stocks were also stellar performers. Ironically, these "old media" companies are benefiting substantially from a flood of advertising dollars coming from "new media" Internet companies, which recognize the best way to build brand recognition is through radio, television, newspaper, and magazine ads.

      The Fund was also buoyed by much better performance from its Japanese, Southeast Asian, and Latin American investments, which in recent years have been restrained by the economic and stock market malaise in their regions and individual countries. The realistic potential for synchronized global economic growth should help our international portfolio holdings contribute more consistently to performance.

BEST AND WORST

      The top of our performance list featured an "Internet Incubator" (Softbank), a wireless communications company (Omnipoint), a Japanese telecommunications operator (Japan Telecom), an old line publisher with a new wrinkle (TV Guide), a Canadian multimedia group (Rogers), a cable network programmer (AT&T's Liberty Media Group), a global consumer electronics giant (Sony) and a Mexican broadcaster (Grupo Televisa). In short it was a truly international menu of companies from every sector of the multimedia industry.

      Our extremely short list of losers included a film distributor (General Cinemas), a Japanese video game maker (Sega), a newspaper publisher (E.W. Scripps) and a multimedia giant (Walt Disney).

WHAT'S NEXT

      The year 1999 will be a tough act to follow. Although we are mindful of rather rich valuations in some of the sectors of the broadly defined multimedia industry and concerned that the U.S. equities market may be vulnerable, we believe that multimedia remains an exciting industry with exceptional long term secular growth prospects. We are entering a period in which technological innovations, global deregulation and global consolidation will dramatically alter the multimedia industry landscape. There will be winners and losers, and it is our job to determine which companies will lead and which will fall behind. We believe we are up to the task.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of December 31, 1999.

CABLE & WIRELESS PLC (CWP - $52.9375 - NYSE), a United Kingdom-based company, is a global telecommunications provider with interests in local telephone companies. Major subsidiaries include Hong Kong Telecommunications (HKT - $29.125 - NYSE) (54% owned) and the publicly traded, U.K.-based company, Cable & Wireless Communications (CWZ - $70.00 - NYSE) (53% owned) which is the largest cable system operator in the U.K. CWZ owns 100% of Mercury Communications, the second largest provider of telecommunications services in Britain, and is a majority stakeholder in Bell Cable Media, Nynex CableComms and Videotron Holdings plc. In August, the company agreed to sell Cable & Wireless Communications' consumer business to NTL Inc. for 8 billion pounds, and will retain its data assets including Mercury Communications. Hong Kong Telecom is the dominant telecommunications service provider in Hong Kong and remains the "crown jewel" of the CWP portfolio. Cable & Wireless has dramatically expanded its global Internet presence with its September 1998 acquisition of Internet MCI for $1.75 billion and its recently announced acquisition of 8 Internet service providers in Europe.

CABLEVISION SYSTEMS CORP. (CVC - $75.50 - AMEX) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that span state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves more than 3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks American Movie Classics, Bravo and The Independent Film Channel. Cablevision has a controlling interest in New York City's famed Madison Square Garden, which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. Cablevision operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world famous Rockettes.

CANAL + (CNLP.PA - $145.55 - PARIS STOCK EXCHANGE) is Europe's leading pay television company, operating throughout Europe with the exception of the U.K., Ireland and Germany. Canal + provides premium channels as well as film and television programming. The company has expanded its businesses to include digital television service and is a majority owner in Numericable, one of France's top three cable operators, and Paris St. Germain, the top French soccer club.

CITIZENS UTILITIES CO. (CZN - $14.1875 - NYSE) provides telecommunications services and public services to approximately 1.8 million customers in 21 states. Citizens owns 83% of Electric Lightwave (ELIX - $18.75 - Nasdaq), a competitive local exchange carrier ("CLEC") serving primarily the western U.S. Last year, management authorized the separation of Citizens' telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Recently, CZN announced agreements to acquire about 900,000 rural access lines in 11 states for $2.8 billion. CZN intends to finance the transactions by divesting its public services operations. It has already announced the sale of its water operations to American Water Resources for $835 million. The company has sold its 16% stake in Centennial Cellular Corp. for approximately $205 million. Citizens has monetized its ownership of Century Communications' (CTYA - $45.625 - Nasdaq) stock and cable operations through a sale to Adelphia Communications for approximately $220 million.

LIBERTY MEDIA GROUP (LMG'A - $56.75 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses, international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $50.75 - NYSE) and are now traded on the New York Stock Exchange.

MANNESMANN AG (MMN - $243.75 - FRANKFURT STOCK EXCHANGE) is a Germany-based conglomerate with market leading operations in engineering, automotive, and telecommunications. Mannesmann has focused on its telecommunications activities in recent years. Today, it holds majority stakes in two of the top three European mobile operators, Omnitel in Italy and Mannesmann D2 in Germany. It also has a 15% stake in SFR, the French mobile operator, and recently won the fourth mobile license in Austria. As of November, it has a majority stake in Orange plc. Mannesmann is active in fixed network communications as the 1 competitor in Germany, Italy, France and Austria. The company is currently the target of a hostile takeover attempt by Vodafone AirTouch plc.

SOFTBANK CORP. (9984.T - $957.23 - TOKYO STOCK EXCHANGE) is Japan's number one software distributor, holding franchises for Microsoft, Novell and Oracle products. The company also owns Kingston Technology, the number one memory module maker in the world. Softbank's 71%-ownership of Ziff- Davis (ZD - $15.8125 - NYSE), the second largest magazine publisher in the U.S., and its 11% stake in Japan Digital Broadcasting, illustrate its media interests. ZD COMDEX and Forums, a division of Ziff-Davis, produce computer-related trade shows. Softbank has direct or indirect investments in over 60 Internet-related companies including Yahoo! (28%), GeoCities (22%) and E*Trade Group (27%). With the deregulation of the financial services sector, the company is now poised to develop its Web-based businesses in Japan.

SONY CORP. (6758.T - $296.56 - TOKYO STOCK EXCHANGE) develops and manufactures consumer and industrial electronic equipment. The company's products include audio and video equipment, televisions, displays, semiconductors, electronic components, computers and computer peripherals, and telecommunication equipment. Sony will focus on evolving digital network technology in its electronics business. In July, the Columbia House record and video club subsidiary announced plans to merge with CDNow. After the merger, Sony will have a 37% stake in the new company.

TELEPHONE & DATA SYSTEMS INC. (TDS - $126.00 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to three million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $100.9375 -
AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $60.875 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On September 20, 1999, VoiceStream Wireless (VSTR - $142.3125 - Nasdaq) announced the acquisition of Aerial in a $3.3 billion transaction. Pro-forma for this acquisition, TDS will own over 36 million shares of VoiceStream.

TV GUIDE INC. (TVGIA - $43.00 - NASDAQ), formerly United Video Satellite Group, publishes TV Guide, the best-selling weekly magazine in the U.S. The company's other operations include the TV Guide Channel (an on-screen programming guide formerly called the Prevue Channel) and 40% of Superstar/Netlink Group, which sends programming from such providers as CNN, ESPN, and HBO to home satellite dishes. Other services include SpaceCom (satellite transmission services for radio programming, paging, and news services) and UVTV (distribution of superstations, such as Chicago's WGN, to cable television systems). News Corp. and AT&T's Liberty Media Group each hold about 49% of TV Guide's voting power and 44% of its equity.

USA NETWORKS INC. (USAI - $55.25 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

VIVENDI (EX.PA - $90.30 - PARIS STOCK EXCHANGE) is France's largest environmental services company, engaged in water purification and distribution, energy, waste management, construction and communications. The group owns 44% of Cegetel, France's second largest telecommunications operator. Sales at Cegetel rose 90% in 1998 to $3.4 billion following the company's launch of long distance service and the boom in demand for mobile services. Only five percent of sales are generated in emerging markets.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Interactive Couch Potato(R) Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. will begin offering additional classes of Fund shares in March 2000. For existing shareholders, Class AAA shares remain no-load. At the same time, however, different types and combinations of sales charge arrangements for Class A, Class B and Class C shares are targeted to the needs of particular types of investors. Your Board of Directors believes that the Fund should be able to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. We believe that the institution of multiple classes of shares will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund. Again, to repeat, the offering of additional classes of Fund shares will not diminish the ability of existing and future shareholders to purchase and redeem Class AAA shares at net asset value.

IN CONCLUSION

      The time for celebrating last year's returns is over. We are now hard at work assessing multimedia industry trends, monitoring existing portfolio holdings, and evaluating evolving opportunities. We enjoy the work and are confident that our efforts should continue to produce attractive returns for shareholders.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GICPX. Please call us during the business day for further information.

                                   Sincerely,

      /s/ Signature                              /s/ Signature
      MARC J. GABELLI                            IVAN ARTEAGA, CFA
      Portfolio Manager                          Associate Portfolio Manager


January 31, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 1999
                                -----------------

     Kyocera Corp.                                Cable & Wireless plc
     Liberty Media Group                          KPN NV
     Softbank Corp.                               Sony Corp.
     Canal +                                      Audiofina
     Vivendi                                      PSINet Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                     MARKET
    SHARES                                          COST             VALUE
    ------                                          ----             -----
               COMMON STOCKS -- 94.9%
               AUTOMOTIVE -- 1.6%
     150,000   Toyota Motor Corp. ............ $   6,930,345    $    7,267,300
                                               -------------    --------------
               BROADCASTING -- 9.5%
      55,000   Ackerley Group Inc. ...........       528,733           996,875
      50,000   AMFM Inc.+ ....................     3,024,000         3,912,500
     119,500   Audiofina .....................     6,619,959         9,027,480
      20,000   Chris-Craft Industries Inc.+ ..     1,301,000         1,442,500
     100,000   Flextech plc+ .................       776,459         1,938,360
     180,000   Granada Group plc .............     1,654,444         1,824,481
      55,000   Granite Broadcasting Corp.+ ...       533,359           556,875
      10,000   Grupo Televisa SA, GDR+ .......       450,600           682,500
      83,000   Nippon Broadcasting System Inc.     6,400,509         7,230,107
      10,015   NRJ SA ........................     2,295,760         6,894,882
     200,000   Publishing & Broadcasting Ltd.      1,219,471         1,527,019
     600,000   Seven Network Ltd. ............     1,652,851         2,048,280
      40,000   Westwood One Inc.+ ............     1,691,000         3,040,000
      30,000   Young Broadcasting Inc., Cl. A+     1,075,050         1,530,000
                                               -------------    --------------
                                                  29,223,195        42,651,859
                                               -------------    --------------
               BUSINESS SERVICES -- 4.5%
      10,000   Havas Advertising SA ..........     2,562,210         4,260,668
      10,500   Publicis SA ...................     2,323,971         3,966,048
     132,000   Vivendi .......................    10,006,549        11,919,597
                                               -------------    --------------
                                                  14,892,730        20,146,313
                                               -------------    --------------
               CABLE -- 2.5%
      60,000   Cablevision Systems Corp.,
                  Cl. A+ .....................       483,484         4,530,000
       8,500   I-Cable Communications
                  Ltd., ADR+ .................       229,500           213,031
      30,000   MediaOne Group Inc.+ ..........     1,504,637         2,304,375
      33,250   NTL Inc.+ .....................     1,727,875         4,147,937
                                               -------------    --------------
                                                   3,945,496        11,195,343
                                               -------------    --------------
               COMMUNICATIONS EQUIPMENT -- 4.2%
     512,000   Furukawa Electric Co. Ltd. ....     3,537,221         7,767,446
      70,000   Gemstar International
                  Group Ltd.+ ................     2,790,875         4,987,500
      25,000   Mannesmann AG .................     3,442,357         6,093,864
                                               -------------    --------------
                                                   9,770,453        18,848,810
                                               -------------    --------------
               COMPUTER SOFTWARE AND SERVICES -- 7.1%
      27,000   Capcom Co. Ltd. ...............     1,423,175         1,440,247
      40,000   CSK Corp. .....................     1,712,369         6,498,972
      14,000   Konami Co. Ltd. ...............     1,502,157         2,500,734
       5,000   Korea Thrunet Co. Ltd., Cl. A+        205,000           339,375
     140,000   PSINet Inc.+ ..................     5,328,881         8,645,000
      13,000   Softbank Corp. ................     1,047,511        12,443,966
                                               -------------    --------------
                                                  11,219,093        31,868,294
                                               -------------    --------------


                                                                     MARKET
    SHARES                                          COST             VALUE
    ------                                          ----             -----
               CONSUMER PRODUCTS -- 2.5%
       1,600   Compagnie Financiere
                  Richemont AG, Cl. A ........ $   2,912,360    $    3,818,376
      21,000   Nintendo Co. Ltd. .............     3,289,779         3,490,066
     115,000   Sega Enterprises Ltd. .........     2,296,082         3,658,119
                                               -------------    --------------
                                                   8,498,221        10,966,561
                                               -------------    --------------
               ELECTRONICS -- 6.0%
      62,500   Kyocera Corp. .................     6,975,328        16,210,727
      35,800   Sony Corp. ....................     4,154,181        10,617,011
                                               -------------    --------------
                                                  11,129,509        26,827,738
                                               -------------    --------------
               ENTERTAINMENT -- 13.3%
      85,000   Canal Plus ....................     7,265,294        12,371,550
      90,000   Disney (Walt) Co. .............     2,604,214         2,632,500
     100,000   EMI Group plc .................       637,283           981,295
      37,500   Fox Kids Europe NV ............       526,652           472,149
      70,000   GC Companies Inc.+ ............     2,530,407         1,811,250
     270,000   Liberty Media Group, Cl. A+ ...     3,788,234        15,322,500
     100,000   Seagram Co. ...................     4,236,876         4,493,750
      45,000   Time Warner Inc. ..............     2,110,365         3,259,687
     120,000   TV Guide Inc., Cl. A+ .........     2,672,438         5,160,000
     100,000   USA Networks Inc.+ ............     1,774,097         5,525,000
      80,000   Viacom Inc., Cl. A+ ...........     1,416,389         4,835,000
      40,000   Viacom Inc., Cl. B+ ...........       544,082         2,417,500
                                               -------------    --------------
                                                  30,106,331        59,282,181
                                               -------------    --------------
               FINANCIAL SERVICES -- 0.3%
      10,910   Invik and Co. AB, Cl. B .......     1,213,762         1,295,146
                                               -------------    --------------
               HEALTH CARE -- 0.3%
     372,000   Tsumura & Co. .................     1,526,691         1,456,396
                                               -------------    --------------
               PUBLISHING -- 7.5%
     205,500   Arnoldo Mondadori
                  Editore SpA ................     3,815,982         6,520,182
      46,000   Dow Jones & Co. Inc. ..........     2,406,795         3,128,000
   1,000,000   Gakken Co. Ltd.+ ..............     1,758,454         1,712,832
     400,000   Independent News &
                  Media plc, Dublin ..........     1,870,508         2,622,879
      25,000   Independent News &
                  Media plc, London ..........       121,060           164,559
      85,000   New York Times Co., Cl. A .....     3,354,652         4,175,625
     175,000   Primedia Inc.+ ................     2,051,330         2,887,500
     141,000   Schibsted ASA .................     1,693,364         2,621,047
      20,000   Scripps (E.W.) Co., Cl. A .....       906,366           896,250
      30,000   Times Mirror Co., Cl. A .......     1,793,064         2,010,000
      51,000   Tribune Co. ...................     2,246,807         2,808,188
     305,000   United News & Media plc .......     3,229,961         3,887,139
                                               -------------    --------------
                                                  25,248,343        33,434,201
                                               -------------    --------------
               SATELLITE -- 1.5%
     270,000   Loral Space &
                  Communications Ltd.+ .......     4,803,126         6,564,375

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                     MARKET
    SHARES                                          COST             VALUE
    ------                                          ----             -----
               COMMON STOCKS (Continued)
               SATELLITE (Continued)
       2,100   Societe Europeenne
                  des Satellites ............. $     314,379    $      298,247
                                               -------------    --------------
                                                   5,117,505         6,862,622
                                               -------------    --------------
               TELECOMMUNICATIONS -- 26.3%
      48,000   AT&T Canada Inc.+ .............       917,575         1,928,646
      65,000   AT&T Canada Inc., Cl. B+ ......     1,757,300         2,616,250
      50,000   AT&T Corp. ....................     2,435,625         2,537,500
     110,000   Bell Atlantic Corp. ...........     6,866,556         6,771,875
      95,000   BroadWing Inc.+ ...............     1,861,785         3,503,125
     220,000   Cable & Wireless plc, ADR .....     8,032,935        11,646,250
     474,751   Citizens Utilities Co., Cl. B+      4,702,476         6,735,530
         625   DDI Corp. .....................     4,908,491         8,564,158
     200,000   GST Telecommunications Inc.+ ..     1,634,058         1,812,500
         165   Japan Telecom Co. Ltd. ........     1,576,390         6,621,317
      55,000   KDD Corp. .....................     5,833,612         7,622,590
      85,000   Korea Telecom Corp., ADR+ .....     3,134,126         6,353,750
     110,000   KPN NV ........................     5,382,379        10,736,280
         293   Nippon Telegraph &
                  Telephone Corp. ............     3,696,747         5,018,596
     375,000   Portugal Telecom SA ...........     3,276,459         4,113,358
     115,000   Rogers Communications
                  Inc., Cl. B+ ...............       764,686         2,812,262
     101,500   Rogers Communications
                  Inc., Cl. B, ADR+ ..........     1,553,383         2,512,125
      50,000   Sprint Corp. ..................     2,515,550         3,365,625
      50,000   Tele Danmark A/S ..............     3,444,796         3,715,032
     250,000   Telecom Italia SpA ............     2,218,074         3,525,376
      25,000   Telecom Italia SpA, ADR .......     2,478,556         3,500,000
     199,818   Telefonica SA .................     3,024,281         4,991,405
     124,000   Viatel Inc.+ ..................     2,504,152         6,649,500
                                               -------------    --------------
                                                  74,519,992       117,653,050
                                               -------------    --------------
               WIRELESS COMMUNICATIONS -- 7.8%
      58,700   Centennial Cellular
                  Corp., Cl. A+ ..............     2,538,825         4,864,762
         200   NTT Mobile Communications
                  Network Inc. ...............     2,355,162         7,693,061
      60,000   Omnipoint Corp.+ ..............     2,036,869         7,237,500
      97,000   Rogers Cantel Mobile
                  Communications Inc., Cl. B+      1,285,951         3,528,375
      45,000   Telephone & Data
                  Systems Inc. ...............     2,122,823         5,670,000
      15,700   Telesystem International
                  Wireless Inc.+ .............       419,097           577,534
      50,000   Vodafone AirTouch plc, ADR ....       654,243         2,475,000
      45,000   Western Wireless
                  Corp., Cl. A+ ..............       685,082         3,003,750
                                               -------------    --------------
                                                  12,098,052        35,049,982
                                               -------------    --------------
               TOTAL COMMON STOCKS               245,439,718       424,805,796
                                               -------------    --------------


                                                                     MARKET
    SHARES                                          COST             VALUE
    ------                                          ----             -----
               PREFERRED STOCKS -- 0.7%
               BROADCASTING -- 0.2%
     350,000   Village Roadshow Ltd., Pfd. ... $     663,999    $      595,117
                                               -------------    --------------
               PUBLISHING -- 0.5%
      70,000   News Corp. Ltd., Pfd., ADR ....     1,615,522         2,340,625
                                               -------------    --------------
               TOTAL PREFERRED STOCKS              2,279,521         2,935,742
                                               -------------    --------------
  PRINCIPAL
   AMOUNT
  ---------
               CORPORATE BONDS -- 0.0%
               ENTERTAINMENT -- 0.0%
 $    50,000   USA Networks Inc., Cv.,
                  7.00%, 07/01/03 ............        44,327            52,000

               U.S. GOVERNMENT OBLIGATIONS -- 5.2%
  23,594,000   U.S. Treasury Bills,
                  5.10% to 5.49%++,
                  due 01/13/00 to 03/23/00 ...    23,404,565        23,413,570
                                               -------------    --------------
               TOTAL
                 INVESTMENTS -- 100.8%         $ 271,168,131       451,207,108
                                               =============
               OTHER ASSETS AND
                 LIABILITIES (NET) -- (0.8)%                        (3,438,053)
                                                                  ------------
               NET ASSETS -- 100.0%
                 (12,731,417 shares outstanding)                  $447,769,055
                                                                  ============
               NET ASSET VALUE,
                 OFFERING AND REDEMPTION
                 PRICE PER SHARE .............                          $35.17
                                                                        ======

------------------------
               For Federal tax purposes:
               Aggregate cost ................................    $271,531,305
                                                                  ============
               Gross unrealized appreciation .................    $180,771,660
               Gross unrealized depreciation .................      (1,095,857)
                                                                  ------------
               Net unrealized appreciation ...................    $179,675,803
                                                                  ============
------------------------
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
ADR -  American Depositary Receipt.
GDR -  Global Depositary Receipt.

                                                   % OF
                                                  MARKET                MARKET
GEOGRAPHIC DIVERSIFICATION                         VALUE                VALUE
--------------------------                       ---------          ------------
North America ................................     42.9%            $193,613,117
Europe .......................................     27.8%             125,516,090
Japan ........................................     26.1%             117,813,644
Asia/Pacific Rim .............................      3.0%              13,581,757
Latin America ................................      0.2%                 682,500
                                                  -----             ------------
                                                  100.0%            $451,207,108
                                                  =====             ============

                 See accompanying notes to financial statements.

               THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $271,168,131) ..................  $451,207,108
   Cash and foreign currency,
     at value (Cost $3,372,382) ...............................     3,426,301
   Dividends, interest and reclaims receivable ................       121,675
   Receivable for investments sold ............................     8,017,311
   Receivable for Fund shares sold ............................     1,854,965
   Other assets ...............................................         3,493
                                                                 ------------
   TOTAL ASSETS ...............................................   464,630,853
                                                                 ------------
LIABILITIES:
   Payable for investments purchased ..........................    16,260,056
   Payable for Fund shares redeemed ...........................        19,930
   Payable for investment advisory fees .......................       328,352
   Payable for distributions fees .............................        82,088
   Payable to custodian .......................................        18,600
   Other accrued expenses .....................................       152,772
                                                                 ------------
   TOTAL LIABILITIES ..........................................    16,861,798
                                                                 ------------
   NET ASSETS applicable to 12,731,417
     shares outstanding .......................................  $447,769,055
                                                                 ============
NET ASSETS CONSIST OF:
   Capital stock, at par value ................................  $     12,731
   Additional paid-in capital .................................   268,027,169
   Distributions in excess of net realized gain
     on investments, futures contracts and
     foreign currency transactions ............................      (363,174)
   Net unrealized appreciation on investments
     and foreign currency transactions ........................   180,092,329
                                                                 ------------
   TOTAL NET ASSETS ...........................................  $447,769,055
                                                                 ============
   NET ASSET VALUE, offering and redemption
     price per share ($447,769,055 / 12,731,417
     shares outstanding; 200,000,000 shares
     authorized of $0.001 par value) ..........................        $35.17
                                                                       ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign taxes of $107,011) ...............  $  1,122,008
   Interest ...................................................       226,874
                                                                 ------------
   TOTAL INVESTMENT INCOME ....................................     1,348,882
                                                                 ------------
EXPENSES:
   Investment advisory fees ...................................     1,861,639
   Distribution fees ..........................................       465,410
   Shareholder services fees ..................................       214,340
   Registration fees ..........................................       102,523
   Custodian fees .............................................        89,705
   Shareholder communications expenses ........................        72,069
   Legal and audit fees .......................................        51,152
   Directors' fees ............................................         4,264
   Interest expense ...........................................        61,286
   Miscellaneous expenses .....................................        16,973
                                                                 ------------
   TOTAL EXPENSES .............................................     2,939,361
                                                                 ------------
   NET INVESTMENT LOSS ........................................    (1,590,479)
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Net realized gain on investments, futures
     contracts and foreign currency
     transactions .............................................    18,790,050
   Net change in unrealized appreciation
     on investments and foreign
     currency transactions ....................................   158,444,360
                                                                 ------------
   NET REALIZED AND UNREALIZED GAIN ON
     INVESTMENTS, FUTURES CONTRACTS
     AND FOREIGN CURRENCY TRANSACTIONS ........................   177,234,410
                                                                 ------------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ..........................................  $175,643,931
                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                YEAR ENDED                    YEAR ENDED
                                                                             DECEMBER 31, 1999             DECEMBER 31, 1998
                                                                             ------------------            -----------------
OPERATIONS:
   Net investment income (loss) ............................................    $ (1,590,479)                 $   458,939
   Net realized gain on investments, futures contracts
     and foreign currency transactions .....................................      18,790,050                    4,964,163
   Net change in unrealized appreciation on investments
     and foreign currency transactions .....................................     158,444,360                   10,723,070
                                                                                ------------                  -----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................     175,643,931                   16,146,172
                                                                                ------------                  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ...................................................              --                     (448,581)
   In excess of net investment income ......................................         (35,944)                          --
   Net realized gain on investments ........................................     (17,497,659)                  (4,950,101)
   In excess of net realized gain on investments ...........................              --                     (196,018)
                                                                                ------------                  -----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................     (17,533,603)                  (5,594,700)
                                                                                ------------                  -----------
CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from capital share transactions ..............     215,659,383                   22,890,207
                                                                                ------------                  -----------
   Net increase in net assets ..............................................     373,769,711                   33,441,679
NET ASSETS:
   Beginning of period .....................................................      73,999,344                   40,557,665
                                                                                ------------                  -----------
   End of period ...........................................................    $447,769,055                  $73,999,344
                                                                                ============                  ===========

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Global Interactive Couch Potato Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid. For the year ended December 31, 1999, the Fund did not write options.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin".Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 1999, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1999, reclassifications were made to increase distributions in excess of net investment income for $1,597,775 and decrease distributions in excess of net realized gain on investments, futures contracts and foreign currency transactions for $1,448,665 with an offsetting adjustment to additional paid-in capital.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly,at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance

THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $465,410, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIEs. Purchases and sales of securities for the year ended December 31, 1999, other than short term securities, aggregated $272,616,539 and $116,602,714, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1999, the Fund paid brokerage commissions of $9,650 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances.There were no borrowings outstanding at December 31, 1999.

The average daily amount of borrowings outstanding within the year ended December 31, 1999 was $12,684,545, with a related weighted average interest rate of 6.28%. The maximum amount borrowed at any time during the year ended December 31, 1999 was $25,000,000.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                                  YEAR ENDED                                 YEAR ENDED
                                                                DECEMBER 31, 1999                         DECEMBER 31, 1998
                                                         -------------------------------           -------------------------------
                                                           SHARES              AMOUNT                SHARES              AMOUNT
                                                         ----------        -------------           ----------         ------------
Shares sold ...........................................  16,435,138        $ 414,468,705            7,109,075         $113,132,679
Shares issued upon reinvestment of dividends ..........     499,066           16,715,218              342,029            5,633,747
Shares redeemed .......................................  (8,558,353)        (215,524,540)          (5,935,470)         (95,876,219)
                                                         ----------        -------------           ----------         ------------
      Net increase ....................................   8,375,851        $ 215,659,383            1,515,634         $ 22,890,207
                                                         ==========        =============           ==========         ============

9. NEW SHARE CLASSES. On December 7, 1998, the Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA shares) to be effective upon the commencement of the offering of the New Share Classes. On July 22, 1999, shareholder approval permitting the Fund to offer additional classes of shares was attained. The New Share Classes are currently not being offered to the public.

10. SUBSEQUENT EVENT. Effective January 13, 2000, The Gabelli Global Interactive Couch Potato(R)Fund changed its name to The Gabelli Global Growth Fund.

THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                                                   YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------------------
                                                            1999            1998            1997            1996            1995
                                                          --------        --------        --------        --------        --------
OPERATING PERFORMANCE:
    Net asset value, beginning of period ............     $  16.99        $  14.28        $  11.75        $  11.72        $  10.25
                                                          --------        --------        --------        --------        --------
    Net investment income (loss) ....................        (0.13)           0.11           (0.07)          (0.09)          (0.01)
    Net realized and unrealized gain
       on investments ...............................        19.77            3.98            4.97            1.56            1.84
                                                          --------        --------        --------        --------        --------
    Total from investment operations ................        19.64            4.09            4.90            1.47            1.83
                                                          --------        --------        --------        --------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income ...........................           --           (0.11)             --              --              --
    In excess of net investment income ..............        (0.00) (a)         --              --           (1.44)          (0.36)
    Net realized gain on investments ................        (1.46)          (1.23)          (2.37)             --              --
    In excess of net realized gain
       on investments ...............................           --           (0.04)             --              --              --
                                                          --------        --------        --------        --------        --------
    Total distributions .............................        (1.46)          (1.38)          (2.37)          (1.44)          (0.36)
                                                          --------        --------        --------        --------        --------
    NET ASSET VALUE, END OF PERIOD ..................     $  35.17        $  16.99        $  14.28        $  11.75        $  11.72
                                                          ========        ========        ========        ========        ========
    Total return+ ...................................       116.1%           28.9%           41.7%           12.5%           17.9%
                                                          ========        ========        ========        ========        ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ............     $447,769        $ 73,999        $ 40,558        $ 37,779        $ 31,439
    Ratio of net investment income (loss)
       to average net assets ........................      (0.85)%           0.66%         (0.61)%         (0.70)%         (0.07)%
    Ratio of operating expenses
       to average net assets (b) ....................        1.58%           1.66%           1.78%           2.06%           2.47%
    Portfiolio turnover rate ........................          63%            105%             68%             47%             33%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a)   Amount represents less than $0.005 per share.
(b) The Fund incurred interest expense during the years ended December 31, 1999, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.55%, 1.63% and 1.64%, respectively.

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors of
The Gabelli Global Interactive Couch Potato Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Interactive Couch Potato Fund (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Interactive Couch Potato Fund of Gabelli Global Series Funds, Inc. at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 11, 2000                                  /s/ Grant Thornton LLP

--------------------------------------------------------------------------------
                   1999 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended December 31, 1999, the Fund paid to shareholders, on December 27, 1999, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.865 per share and long term capital gains totaling $0.60 per share. For the fiscal year ended December 31, 1999, 7.54% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 1999 which was derived from U.S. Treasury securities was 2.32%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Interactive Couch Potato Fund did not meet this strict requirement in 1999. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND--------------------------------------------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND-------------------------------------------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND----------------------------------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND---------------------------------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND----------------------------------------------------
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND-------------------------------------------
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND-----------------------------------------
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                               PORTFOLIO MANAGER: PATRICIA FRAZE

GABELLI EQUITY INCOME FUND------------------------------------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND--------------------------------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK] FUND-------------------------------- Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI, LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND--------------------------------------------------------------
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. MAX. SALES CHARGE:
5 1/2%
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND----------------------------------------------------------
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND----------------------------------------------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND------------------------------------------------------------
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND-----------------------------------------
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND------------------------------------------------------------
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI


AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES

  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI  GLOBAL  CONVERTIBLE  SECURITIES  FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (NO-LOAD)
                                                 PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND---------------------------------------------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND-----------------------------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------

           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:

                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI
                  1-800-422-3554 [BULLET] 914-921-5100 [BULLET]
                  FAX: 914-921-5118 [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                        Gabelli Global Series Funds, Inc.
               THE GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://www.gabelli.com
                           E-MAIL: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                      Karl Otto Pohl
CHAIRMAN AND CHIEF                         FORMER PRESIDENT
INVESTMENT OFFICER                         DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana                        Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT               MEDICAL DIRECTOR
DOLLAR DRY DOCK SAVINGS BANK               LAWRENCE HOSPITAL

Anthony J. Colavita                        Anthonie C. van Ekris
ATTORNEY-AT-LAW                            MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.                  BALMAC INTERNATIONAL, INC.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

                         OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA                      Marc J. Gabelli
PRESIDENT AND CHIEF                        PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert                            James E. McKee
VICE PRESIDENT AND TREASURER               SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Interactive Couch Potato(R) Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB442Q499SR


                                             [PHOTO OF MARIO J. GABELII OMITTED]

GLOBAL
GROWTH

GABELLI
GLOBAL INTERACTIVE
COUCH POTATO(R) FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1999